INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

NUMBER

00

SHARES

000



SECTOR 5, INC.

AUTHORIZED CAPITAL, 245,000,000 SHARES COMMON STOCK, PAR VALUE $0.001 PER SHARE

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

This Certifies that ______________________________ is the owner of ______________________________ fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated ______________________

President

Secretary

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM AND, IF REQUESTED BY THE COMPANY, DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN COM	– as tenants in common	UNIF GIFT MIN ACT – _______ Custodian __________ (Minor)
TEN ENT	– as tenants by the entireties	under Uniform Gifts to Minors Act ________________ (State)
JT TEN	– as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT – _______ Custodian __________ (Minor) under ______________ (State) Uniform Transfer to Minors Act

For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

____

______________________________ Shares-Units ______________________________

represented by the within Certificate, and hereby irrevocably constitutes and appoints ______________________________

______________________________ *Attorney to transfer the said*

Shares-Units *on the books of the within-named entity with full power of substitution in the premises.*

Dated, ______________________

In presence of ______________________________

4592641-1

____

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.